Fourth Quarter & Ful l -Year 2020 Results Conference Cal l 5 March 2021

R A I S E T H E B A R 2 This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed or expected to be filed with the SEC including its Annual Report on Form 10 K for the year ended December 31 2020. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached.

R A I S E T H E B A R 3 EXECUTIVE SUMMARY 4Q20 and Full-Year 2020 Financial Performance Business Transformation Update As of March 4, 2021 Aviation Awarded exclusive life-of-program distribution agreement to support Pratt & Whitney Canada auxiliary power unit components Fleet Commercial Fleet diversification strategy success in 2021; Non-USPS revenue +93% y/y Federal & Defense Acquired HAECO Special Services to expand aircraft maintenance capabilities Organization Update 4Q20 CFO transition with addition of Stephen Griffin and new Aviation Segment President Benjamin Thomas Follow-On Equity Offering Completed oversubscribed equity raise with net proceeds of approximately $52 million in Feb ‘21 to support general corporate purposes, including financing strategic acquisitions, working capital requirements for new program launches, and repaying outstanding borrowings under revolving credit facility. 4Q20 Results Financial Performance Full-Year 2020 Results Financial Performance Maintained Profitability, Despite Pandemic Reported GAAP net income and adj. net income of $6.0 million and $5.8 million, respectively, in 4Q20 Directed FCF Toward Growth ($0.9) million FCF in 4Q20 includes acquisition of $10.7 million in new inventory related to recent Aviation program wins Aviation Recovery Underway Reported second consecutive quarter of sequential revenue growth in Aviation segment Federal & Defense Bookings Increased Y/Y Second consecutive quarter of y/y growth in bookings Fleet Revenue Growth Continues Y/Y growth in Fleet revenues, driven by improved commercial fleet and e-commerce fulfillment revenues Sustained Profitability Reported GAAP net loss and adj. net income of ($5.2) million and $29.1 million, respectively, in 2020(1) Significant Y/Y Growth in FCF Despite lower base of revenue due to pandemic-related market conditions, increased FCF by $23 million on a y/y basis Targeted Debt Reduction Allocated FCF toward debt reduction, while continuing to target less than 3x net leverage Continued Support Stable Cash Dividend VSE has paid cash dividends since 1973, with an increasing dividend each year since 2004 (1) Includes $33.7 million non-cash impairment within the Aviation segment during the second quarter 2020

VSE ACQUIRES HAECO SPECIAL SERVICES

VSE CORPORATION

US Airforce Depot Maintenance

- Depot maintenance supporting US Air Force's KC-10 fleet
- Strong backlog and contract revenue visibility into 2025

Strategic Fit & Opportunities for Growth

- Expands VSE Federal & Defense segment existing Aircraft MRO capabilities with higher margin technical services
- Provides VSE with access to new capabilities, technical expertise and contract past-performance required to provide end-to-end support for government aircraft fleet
- New contract opportunities to further diversify contract mix beyond the KC-10 contract, targeting both prime and subcontractor roles on various aircraft sustainment and modification programs

Financials

- Immediately financially accretive transaction
- HSS's value-added service offerings support the higher margin, technical services strategic focus for the segment



4

R A I S E T H E B A R 5 GAAP FINANCIAL SUMMARY 4Q20 and Full-Year 2020 – Y/Y Comparisons Total Revenue ($MM) Operating Income (Loss)(1) ($MM) Net Income (Loss)(1) ($MM) Diluted Earnings (Loss) Per Share(1) ($ Per Share) (1) Includes $33.7 million non-cash impairment within the Aviation segment during the second quarter 2020 • 4Q20 revenue growth in Fleet, offset by declines in Aviation and Federal & Defense • Second consecutive quarter of sequential revenue growth in Aviation; we believe 2Q20 represented bottom of revenue decline • Full-year results include $33.7 million non-cash impairment taken in Aviation segment in 2Q20 $195.3 $150.0 $752.6 $661.7 4Q19 4Q20 2019 2020 $14.8 $11.9 $60.3 $13.9 4Q19 4Q20 2019 2020 $10.0 $6.0 $37.0 ($5.2) 4Q19 4Q20 2019 2020 $0.90 $0.54 $3.35 ($0.47) 4Q19 4Q20 2019 2020

R A I S E T H E B A R 6 NON-GAAP FINANCIAL SUMMARY 4Q20 and Full-Year 2020 – Y/Y Comparisons Adjusted Net Income ($MM) Adjusted Diluted Earnings Per Share ($ Per Share) Adjusted EBITDA ($MM) Adjusted EBITDA Margin (%) • Maintained profitability in both 4Q and full-year 2020, despite pandemic-related disruptions; Adjusted net income (50%) y/y in 4Q20; (28%) y/y in 2020 • Market-wide decline in revenue passenger miles during 2020 adversely impacted demand for aftermarket products and MRO services within the Aviation segment; Adjusted EBITDA (25%) y/y in 4Q20 and (17%) y/y in 2020 • Favorable contract mix supported margin expansion within FDS, which was offset by margin contraction within Aviation and Fleet $11.5 $5.8 $40.2 $29.1 4Q19 4Q20 2019 2020 $1.04 $0.52 $3.64 $2.63 4Q19 4Q20 2019 2020 $23.1 $17.3 $90.9 $75.2 4Q19 4Q20 2019 2020 11.8% 11.5% 12.1% 11.4% 4Q19 4Q20 2019 2020

CONSOLIDATED PERFORMANCE BRIDGE

VSE CORPORATION

	Revenue	Adj. EBITDA	Adj. EBITDA %
4Q19	$195.3	$23.1	11.8%
Aviation	($22.4)	($6.3)	(2.1) pts
FDS	($23.2)	$2.6	+3.2 pts
Fleet	$0.4	($1.6)	(1.1) pts
Corporate	-	($0.5)	(0.3) pts
4Q20	$150.0	$17.3	11.5%
2019	$752.6	$90.9	12.1%
Aviation	($59.6)	($19.3)	(1.8) pts
FDS	($59.1)	$8.0	+2.2 pts
Fleet	$27.7	($4.2)	(1.2) pts
Corporate	-	($0.2)	-
2020	$661.7	$75.2	11.4%

Fourth Quarter 2020

- Aviation revenue and profit lower driven by COVID-19 impact on global revenue passenger miles
- Federal and Defense revenue lower driven by the expiration of previously announced DoD program in January 2020; profit offset by higher margin fixed price contracts
- Within Fleet, revenue growth supported by higher sales in commercial fleet and e-commerce fulfillment offset a slight decline U.S. Postal Service-related revenue

Full-Year 2020

- Aviation lower vs. 2019 from COVID-19; two quarters of sequential growth as business gains market share
- Federal and Defense volume lower driven by the expiration of lower margin contracts; continuing to build new capabilities and maximize portfolio profitability
- Fleet growth driven primarily by previously disclosed non-recurring COVID-19 related personal protective equipment (PPE) order; continuing to diversify revenue and execute growth strategies for non-USPS customers

7

AVIATION

Second consecutive quarter of revenue growth and market share gains; well-positioned for recovery

- 4Q20 revenue increased +6.5% sequentially, driven by share gains in distribution business and faster recovery with B&GA customers
- Announced an exclusive, life-of-program distribution agreement with Pratt & Whitney Canada expanding into APU parts distribution with business and regional jet product portfolios
- Continuing to invest in MRO capabilities to gain incremental share of wallet

Aviation Segment Revenue

($MM)


$61.0
$52.3
$38.6
$38.6
$224.5
$187.0
$165.1
$156.1
4Q19
4Q20
2019
2020

Aviation Segment Revenue, as Reported

Aviation Segment Revenue, Less Prime Turbines & CT Aerospace

Aviation Segment Operating Income (Loss)

($MM)


$3.1
$2.2
($0.8)
($0.8)
$17.9
$16.6
($35.5)
($36.4)
4Q19
4Q20
2019
2020

Aviation Op. Income, as Reported

Aviation Op. Income, Less Prime Turbines, CT Aerospace & Impairment

Aviation Segment Adjusted EBITDA

($MM)


$7.7
$6.4
$1.4
$1.4
$32.2
$29.3
$12.9
$11.5
4Q19
4Q20
2019
2020

Aviation Adj. EBITDA, as Reported

Aviation Adj. EBITDA, Less Prime Turbines & CT Aerospace

Aviation Segment Adjusted EBITDA Margin

(%)


12.6%
12.2%
3.6%
3.6%
14.3%
15.7%
7.8%
7.4%
4Q19
4Q20
2019
2020

Aviation Adj. EBITDA Margin, as Reported

Aviation Adj. EBITDA Margin, Less Prime Turbines & CT Aerospace

8

FLEET

Sustained growth in commercial fleet revenue partially offset by lower USPS activity

- Diversifying sales mix to include a larger proportion of commercial fleet and e-commerce fulfillment business; non-USPS revenue +83% vs. 4Q'19 and +93% 2020 vs. 2019
- Optimizing USPS product offerings to support customers refurbishment plans; non-recurring PPE order added $26.6 million revenue in 2020

Fleet Segment Revenue

($MM)(1)



$53.6
$53.6
$54.0
$54.0
$214.5
$214.5
$242.2
$215.6
4Q19
4Q20
2019
2020
Fleet Segment Revenue, as Reported
Fleet Segment Revenue, less non-recurring PPE order impact

Fleet Segment Operating Income

($MM)(1)



$7.4
$7.4
$6.2
$6.2
$29.8
$29.8
$26.7
$26.7
4Q19
4Q20
2019
2020
Fleet Segment Op. Income, as Reported
Fleet Segment Op. Income, less non-recurring PPE order impact

Fleet Segment Adjusted EBITDA

($MM)(1)



$10.1
$10.1
$8.5
$8.5
$40.8
$40.8
$36.6
$36.6
4Q19
4Q20
2019
2020
Fleet Segment Adj. EBITDA, as Reported
Fleet Segment Adj. EBITDA, less non-recurring PPE order impact

Fleet Segment Adjusted EBITDA Margin

(%)(1)



18.8%
18.8%
15.7%
15.7%
19.0%
19.0%
15.1%
17.0%
4Q19
4Q20
2019
2020
Fleet Segment Adj. EBITDA Margin, as Reported
Fleet Segment Adj. EBITDA Margin, less non-recurring PPE order impact

(1) Excludes non-recurring impact of PPE order from a government customer; excludes revenue and corporate allocation impact

9

R A I S E T H E B A R 10 FEDERAL & DEFENSE 4Q20 Bookings +97% vs. 4Q19; focused on driving segment profitability Federal & Defense Segment Revenue ($MM) Federal & Defense Segment Operating Income ($MM) Federal & Defense Segment Adjusted EBITDA ($MM) Federal & Defense Segment Adjusted EBITDA Margin (%) $80.6 $57.4 $313.6 $254.4 4Q19 4Q20 2019 2020 • Diversifying services offerings to optimize portfolio profitability • Segment bookings increased +97% y/y in 4Q20 to $75 million; contract bidding activity +37% 2020 vs. 2019 • Lower 4Q20 revenue driven by the expiration of DoD award in January more than offset higher margin fixed price contracts; +460 bps Adjusted EBITDA margin expansion in 2020 $5.2 $7.9 $18.1 $26.3 4Q19 4Q20 2019 2020 $5.9 $8.5 $21.2 $29.1 4Q19 4Q20 2019 2020 7.3% 14.8% 6.8% 11.4% 4Q19 4Q20 2019 2020

MAINTAINING BALANCE SHEET OPTIONALITY

$19 million of debt reduction; ~$175 million of excess availability on lending facilities

- ($0.9) million FCF in 4Q20 includes acquisition of $10.7 million inventory to support new Pratt & Whitney Canada APU distribution agreement
- Strong FCF in 2020 demonstrated resiliency and ability to pay down debt despite turbulent end markets
- On 1/29/21, VSE priced a previously announced underwritten public offering of common stock that resulted in approximately $52 million net proceeds to the company
- Capital allocation priorities include financing bolt-on acquisitions, working capital requirements for new program launches, and repayment of outstanding borrowings under the revolving credit facility

Free Cash Flow

($ MM)



($1.4)
($0.9)
$8.4
$31.3
4Q19
4Q20
2019
2020

Total Net Debt

($ MM)



$269.3
$250.7
4Q19
4Q20

Ratio of Net Debt to TTM Adjusted EBITDA



3.0 x
3.3 x
2.5 x
4Q19
4Q20
Long-Term Target

Unused Commitments on Term Loan and Revolving Credit Facility ($ MM)



$198.0
$175.1
4Q19
4Q20

11

INVESTMENT PRIORITIES

VSE CORPORATION

Market dynamics create both organic and inorganic opportunities for capital deployment

	Process & Criteria	Opportunities
Organic Investments in Distribution Inventory & Differentiated Technology	Working capital requirements to support organic growth: – New product additions – Technology to support new programs – New MRO and other capabilities – Market share gain opportunities	Aviation Distribution • Commercial landing gear • Business/regional jet APU and Engine Federal & Defense • Supply Chain and Technical Services Fleet • E-commerce enhancements • Commercial inventory
Inorganic Strategic Acquisitions to Expand Customers & Capabilities	• Disciplined M&A Approach • Full integration into existing business segment • Support strategy of new product, customer, geography or capability expansion • Market roll-up opportunities • Significant pipeline of actionable opportunities • Ability to achieve synergies and grow revenue and margin	Aviation • B&GA market niche focused assets • Component repair MRO capability enhancement • Proprietary part distribution Federal & Defense • Aircraft MRO • Supply chain/distribution Fleet • Regional commercial distribution expansion

12

R A I S E T H E B A R 13 KEYS TO SUCCESS FOR VSE IN 2021 AVIATION FLEET FEDERAL & DEFENSE ▪ Continue to outpace market recovery and expand operating margins ▪ Execute on recently awarded distribution agreements ▪ Expand MRO capabilities and partnerships to capture incremental share ▪ Drive above-market commercial growth from fleet customers, products and services ▪ Accelerate e-Commerce proprietary technology and e-Commerce fulfillment sales ▪ Integrate HAECO Special Services (HSS), realizing synergies and full transaction potential ▪ Build strong backlog from core capabilities and expanded supply chain, logistics and aircraft maintenance and sustainment offerings ▪ Continue focus on higher margin offerings and margin expansion

R A I S E T H E B A R 14 INVESTMENT OPPORTUNITY Unique pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience MISSION-CRITICAL AFTERMARKET SERVICES CULTURAL TRANSFORMATION DRIVING GROWTH STRONG CUSTOMER RELATIONSHIPS NEW EXPERIENCED MANAGEMENT TEAM FRAGMENTED END-MARKETS WELL BALANCED BUSINESS SEGMENTS

INVESTOR PRESENTATION 15

INVESTMENT HIGHLIGHTS

VSE CORPORATION

Pure-play independent aftermarket service provider with strong organic and inorganic growth opportunities

60+ Years Aftermarket Services	3 Distinct End Markets	~1,900 Employees
~$661M Revenue	~$75M Adj. EBITDA	~$31M FCF

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO") and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

Note: Figures reflect TTM 12/31/20

16

R A I S E T H E B A R AVIATION FLEET FEDERAL & DEFENSE DIVERSIFIED REVENUE MIX 17 Distribution & MRO Services » Aftermarket repair and distribution services to commercial, cargo, general aviation, military/defense and rotorcraft customers globally » Supply chain and parts distribution » Maintenance, repair and overhaul (MRO) services » Component and engine accessory maintenance » Rotable exchanges and sales Distribution & Fleet Services » Aftermarket support, parts supply, inventory management, e-commerce fulfillment for medium- and heavy-duty truck/fleet owners » Customized fleet logistics » Parts distribution and warehousing » Just-in-Time supply chain management » Kitting; alternative product sourcing » Engineering and technical support Logistics & Sustainment Services » Aftermarket maintenance, repair and overhaul (MRO) and logistics for military vehicles, ships and aircraft for federal and defense agencies » Base operations support (BOS) » Procurement and supply chain management » Aircraft, vehicle and marine sustainment services » IT services and energy consulting 100% Aftermarket Services

R A I S E T H E B A R BALANCED AFTERMARKET BUSINESS SEGMENTS 18 100% aftermarket services supporting critical link between OEMs and end-users Diverse End Markets Deliver Tailwinds for Growth ( $ and % 2020 Revenue) $242.2M 36% Fleet Distribution & Fleet Services $165.1M 25% Aviation Distribution & MRO Services Federal & Defense Logistics & Sustainment Services $254.4M 39%

R A I S E T H E B A R 19 UNIQUE VALUE PROPOSITION Differentiation drives market share gains, long-term sustainable revenue and margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of-life assets Performance Experience 60+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits

| AVIATION SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher growth, higher margin commercial and B&GA distribution and MRO

Key Capabilities

- ✓ Commercial and business & general aviation proprietary product distribution
- ✓ Supply chain & logistics services
- ✓ Landing gear market specialist
- ✓ Component and engine MRO services
- ✓ Rotable exchanges and sales

Growth Drivers

MRO Capability Development

- New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics

Distribution Product Expansion

- New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors

International Expansion

- Expansion in core aerospace markets for MRO and distribution

Business and General Aviation ("B&GA")

- Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO

Representative Customers

amazon Prime Air

COVINGTON AIRCRAFT

DallasAirmotive BBA Aviation company

DELTA

DHL

FedEx

Honeywell

H+SAviation

PAC PRECISION AVIATION CONTROLS

Pratt & Whitney A United Technologies Company

Revima ENGINE PARTS REPAIR

Southwest

StandardAero

ups

20

| FLEET SEGMENT OVERVIEW

Refocused Strategy: High growth, market disrupting Class 4-8 commercial distribution and e-commerce

Key Capabilities

- ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution
- ✓ Just-in-time supply chain management
- ✓ E-commerce and e-commerce fulfillment
- ✓ Customized fleet logistics and IT solutions
- ✓ Technical support, engineering, sourcing, warehousing and kitting
- ✓ Private label products

Growth Drivers

Commercial Customer Diversification

- Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers

Wallet Share Expansion

- Product expansion to existing just-in-time clients

E-commerce

- Customized technology platform to support class 4-8 vehicles parts

E-commerce Fulfillment

- Inventory sales through 3rd-party channels

Product Expansion

- Addition of both new product offerings and growth in private label product

Representative Customers

amazon
UNITED STATES POSTAL SERVICE
BIMBO Bakeries USA
aramark
Department of Defense
Canada Post / Postes Canada
PENSKE
FritoLay
REPUBLIC SERVICES
PEPSICO

21

FEDERAL & DEFENSE SEGMENT OVERVIEW

VSE CORPORATION

Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services

Key Capabilities

- ✓ Transportation asset MRO services
- ✓ Base operations support
- ✓ Transportation and freight services
- ✓ Logistics, procurement, and supply chain support
- ✓ Engineering and technical solutions
- ✓ IT and Clean Energy consulting services

Growth Drivers

Market Expansion

- Increase military aviation services with products, supply chain and repair services

Capability Development

- Broaden DoD logistics and supply chain offering to support underserved market demand

International Growth

- Utilize success in foreign markets to support foreign military sales opportunities

Consulting/Technical Expansion

- IT and clean energy consulting services growth

Leverage Core Competency

- Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy

Representative Customers

22

VSE Executive Team



John Cuomo
President and CEO

Background & Responsibilities

- 18+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in April 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 10+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Robert Moore
Group President, Federal & Defense Services



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer

23

APPENDIX 24

R A I S E T H E B A R 25 GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands) Three months ended December 31, For the years ended December 31, 2020 2019 % Change 2020 2019 % Change Net Income (Loss) $ 6,013 $ 9,996 (39.8) % $ (5,171) $ 37,024 (114.0)% Adjustments to Net Income (Loss): Acquisition and CEO transition costs — 259 (100.0) % — 2,403 (100.0)% Executive transition costs 1,026 — — % 1,026 — — % German facility closure costs 1,132 — — % 1,132 — — % Earn-out adjustment (2,447) 1,900 (228.8) % (5,541) 1,900 (391.6)% Loss on sale of a business entity and certain assets — — — % 8,214 — — % Gain on sale of property — — — % (1,108) — — % Severance — — — % 739 — — % Goodwill and intangible impairment — — — % 33,734 — — % 5,724 12,155 (52.9) % 33,025 41,327 (20.1)% Tax impact of adjusted items (1) 70 (620) (111.3) % (3,973) (1,153) 244.6 % Adjusted Net Income $ 5,794 $ 11,535 (49.8) % $ 29,052 $ 40,174 (27.7)% Weighted Average Dilutive Shares 11,141 11,071 0.6% 11,034 11,045 (0.1)% Adjusted EPS (Diluted) $ 0.52 $ 1.04 (50.0) % $ 2.63 $ 3.64 (27.7)%

R A I S E T H E B A R 26 GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands) Three months ended December 31, For the years ended December 31, 2020 2019 % Change 2020 2019 % Change Net Income (Loss) $ 6,013 $ 9,996 (39.8) % $ (5,171) $ 37,024 (114.0) % Interest Expense 3,408 3,568 (4.5)% 13,496 13,830 (2.4)% Income Taxes 2,493 1,249 99.6% 5,598 9,403 (40.5)% Amortization of Intangible Assets 4,159 4,332 (4.0)% 17,504 19,317 (9.4)% Depreciation and Other Amortization 1,472 1,759 (16.3)% 5,575 6,997 (20.3)% EBITDA 17,545 20,904 (16.1)% 37,002 86,571 (57.3)% Acquisition and CEO transition costs — 259 (100.0)% — 2,403 (100.0)% Executive transition costs 1,026 — — % 1,026 — — % German facility closure costs 1,132 — — % 1,132 — — % Earn-out adjustment (2,447) 1,900 (228.8)% (5,541) 1,900 (391.6)% Loss on sale of a business entity and certain assets — — — % 8,214 — — % Gain on sale of property — — — % (1,108) — — % Severance — — — % 739 — — % Goodwill and intangible impairment — — — % 33,734 — — % Adjusted EBITDA $ 17,256 $ 23,063 (25.2)% $ 75,198 $ 90,874 (17.3)%

GAAP TO NON-GAAP RECONCILIATIONS

Segment EBITDA and Adjusted EBITDA

(in thousands)	Three months ended December 31, 2020	2019	% Change	For the years ended December 31, 2020	2019	% Change
Aviation						
Operating Income (Loss)	$ (833)	$ 3,081	(127.0)%	$ (35,513)	$ 17,901	(298.4)%
Depreciation and Amortization	2,667	2,687	(0.7)%	10,698	12,420	(13.9)%
EBITDA	1,834	5,768	(68.2)%	(24,815)	30,321	53.4 %
Executive transition costs	322	—	— %	322	—	— %
German facility closure costs	1,132	—	— %	1,132	—	— %
Earn-out adjustment	(1,905)	1,900	(200.3)%	(5,000)	1,900	(363.2)%
Loss on sale of a business entity and certain assets	—	—	— %	8,214	—	— %
Gain on sale of property	—	—	— %	(1,108)	—	— %
Severance	—	—	— %	382	—	— %
Goodwill and intangible impairment	—	—	— %	33,734	—	— %
Adjusted EBITDA	$ 1,383	$ 7,668	(82.0)%	$ 12,861	$ 32,221	(60.1)%
Fleet						
Operating Income	$ 6,150	$ 7,431	(17.2)%	$ 26,659	$ 29,819	(10.6)%
Depreciation and Amortization	2,361	2,713	(13.0)%	9,983	10,979	(9.1)%
EBITDA and Adjusted EBITDA	$ 8,511	$ 10,144	(16.1)%	$ 36,642	$ 40,798	(10.2)%
Federal and Defense						
Operating Income	$ 7,868	$ 5,176	52.0 %	$ 26,309	$ 18,144	45.0 %
Depreciation and Amortization	604	691	(12.6)%	2,630	3,047	(13.7)%
EBITDA	8,472	5,867	44.4 %	28,939	21,191	36.6 %
Severance	—	—	— %	112	—	— %
Adjusted EBITDA	$ 8,472	$ 5,867	44.4 %	$ 29,051	$ 21,191	37.1 %

27

R A I S E T H E B A R 28 GAAP TO NON-GAAP RECONCILIATIONS Free Cash Flow (in thousands) Three months ended December 31, For the years ended December 31, 2020 2019 2020 2019 Net cash provided by operating activities $ 526 $ 555 $ 35,761 $ 17,994 Capital expenditures (1,471) (1,941) (4,427) (9,630) Free cash flow $ (945) $ (1,396) $ 31,334 $ 8,364

R A I S E T H E B A R 29 GAAP TO NON-GAAP RECONCILIATIONS Net Leverage Ratio (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period ending December 31, 2020 and December 31, 2019, respectively. (in thousands) December 31, 2020 2019 Principal amount of debt $253,461 $272,800 Less: Debt issuance costs (2,368) (2,789) Less: Cash and cash equivalents (378) (734) Net Debt $250,715 $269,277 TTM Adjusted EBITDA(1) $75,198 $90,874 Net Leverage Ratio 3.3x 3.0x